SEGMENT REPORTING (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2025	Jun. 30, 2024
Segment Reporting [Abstract]
Total revenues		$ 581,264	$ 453,019
Share-based compensation		(87,603)	(63,166)
Tax benefit (expense) related to share-based compensation		(78)	3,525
Other segment items	[1]	(464,585)	(371,985)
Net income		$ 28,998	$ 21,393

[1]	Other segment expense items included within net income include payroll, financial income, net, advertising and marketing activities, overhead and depreciation, travel and entertainment, income taxes, information technology and communication, sales commissions and other miscellaneous expenses.